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                                                                    EXHIBIT 23.5

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
Symphony Pharmacy Services, Inc.:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement on Form S-4 of Capstone Pharmacy Services, Inc.

                                            /s/  KPMG PEAT MARWICK LLP

                                            ------------------------------------

Baltimore, Maryland

September 19, 1997